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                                                                 Exhibit 10.37




AMENDMENT TO CONSULTING AGREEMENT


This Amendment to the Consulting Agreement (the "Amendment") is made effective as of April 1, 1999 between Media Arts Group, Inc., (the "Company") and Michael L. Kiley ("Consultant").

  WHEREAS, the Company and Consultant previously entered into a consulting agreement as of April 1, 1997 (the "Agreement"); and

  WHEREAS, the Company and Consultant amended the Agreement as of April 1, 1998; and

  WHEREAS, the Company and Consultant wish to further amend the Agreement;

    NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

I.  AMENDMENTS

1.  Term and Termination:

Paragraph 5(a) of the Agreement shall be amended in its entirety as follows:

  This Agreement shall commence on April 1, 1999 and shall terminate on March 31, 2000 or upon termination as provided below.

Exhibit B:

A portion of Exhibit B of the Agreement shall be amended as follows:

Compensation of Consultant:

Options:  Grant of 20,000 options at $9.75.
Bonus: Consultant shall be included in the Executive Management Bonus program, as approved by the Board of Directors.

II. COUNTERPARTS. This Amendment may be signed by the parties in different counterparts and the signature pages combined shall create a document binding on all parties.

III. CONFLICT. In the event that any of the terms and conditions of this Amendment conflict with any of the terms and conditions of the
Agreement, the terms and conditions of this Amendment shall govern.   All
other terms of the Agreement shall remain in full force and effect.





  IN WITNESS WHEREOF, the parties hereto have executed this Amendment this 1st day of April, 1999.

MEDIA ARTS GROUP, INC:                   CONSULTANT:

By: /s/ Raymond A. Peterson               /s/ Michael L. Kiley
    -----------------------               -------------------------
    Raymond A. Peterson                   Michael L. Kiley
    Chief Executive Officer & President